UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2020

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

 N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Depositary Units	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Senior Notes Offering

On January 9, 2020, Icahn Enterprises L.P. (“Icahn Enterprises”) and Icahn Enterprises Finance Corp. (“Icahn Enterprises Finance” and, together with Icahn Enterprises, the “Issuers”) closed their previously announced sale of $300,000,000 aggregate principal amount of additional 4.750% Senior Notes due 2024 (the “2024 Notes”) and $250,000,000 aggregate principal amount of additional 5.250% Senior Notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “Notes”) pursuant to the purchase agreement, dated January 6, 2020 (the “Purchase Agreement”), by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor (the “Guarantor”), and Jefferies LLC, as initial purchaser (the “Initial Purchaser”). The 2024 Notes were priced at 102.000% of their face amount, and the 2027 Notes were priced at 101.435% of their face amount.  The net proceeds from the sale of the Notes were approximately $558 million after deducting the initial purchaser’s discount and commission and estimated fees and expenses related to the offering.

Interest on the 2024 Notes will be payable on March 15 and September 15 of each year, commencing March 15, 2020, and interest on the 2027 Notes will be payable on May 15 and November 15 of each year, commencing on May 15, 2020. The Purchase Agreement contains customary representations, warranties and covenants of the parties and indemnification and contribution provisions whereby the Issuers and the Guarantor, on the one hand, and the Initial Purchaser, on the other, have agreed to indemnify each other against certain liabilities.

The Issuers issued (i) the 2024 Notes under the indenture dated as of September 6, 2019, pursuant to which the Issuers previously issued $500,000,000 aggregate principal amount of 4.750% Senior Notes due 2024 (the “Existing 2024 Notes”), and (ii) the 2027 Notes under the indenture dated as of December 12, 2019, pursuant to which the Issuers previously issued $750,000,000 aggregate principal amount of 5.250% Senior Notes due 2027 (the “Existing 2027 Notes” and, together with the Existing 2024 Notes, the “Existing Notes”) (each, an “Indenture” and collectively, the “Indentures”), in each case, among the Issuers, the Guarantor and Wilmington Trust, National Association, as trustee (the “Trustee”). The 2024 Notes have substantially identical terms as the Existing 2024 Notes, and the 2027 Notes have substantially identical terms as the Existing 2027 Notes, except that any 2024 Notes or 2027 Notes offered and sold outside of the United States to non-U.S. persons in offshore transactions in accordance with Regulation S will be issued under a new CUSIP number. The 2024 Notes constitute the same series of securities as the Existing 2024 Notes for purposes of the Indenture governing the 2024 Notes and the Existing 2024 Notes, and will vote together on all matters with the Existing 2024 Notes. The 2027 Notes constitute the same series of securities as the Existing 2027 Notes for purposes of the Indenture governing the 2027 Notes and the Existing 2027 Notes, and will vote together on all matters with the Existing 2027 Notes. The 2024 Notes and 2027 Notes are separate series of securities and will not vote together as a single class under their respective Indentures for any reason.

The Notes and the related guarantees are the senior unsecured obligations of the Issuers and rank equally with all of the Issuers’ and the Guarantor’s existing and future senior unsecured indebtedness, including the Existing Notes, and rank senior to all of the Issuers’ and the Guarantor’s existing and future subordinated indebtedness.  The Notes and the related guarantees are effectively subordinated to the Issuers’ and the Guarantor’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness.  The Notes and the related guarantees are also effectively subordinated to all indebtedness and other liabilities of the Issuers’ subsidiaries other than the Guarantor.

In connection with the sale of the Notes, the Issuers and the Guarantor entered into a Registration Rights Agreement, dated January 9, 2020 (the “Registration Rights Agreement”), with the Initial Purchaser.  Pursuant to the Registration Rights Agreement, the Issuers have agreed to file a registration statement with the U.S. Securities and Exchange Commission, on or prior to 120 calendar days after the closing of the offering, to register an offer to exchange the Notes for registered notes guaranteed by the Guarantor with substantially identical terms, and to use commercially reasonable efforts to cause the registration statement to become effective by the 210th day after the closing of the offering.  Additionally, the Issuers and the Guarantor may be required to file a shelf registration statement to cover resales of the Notes in certain circumstances. If the Issuers and the Guarantor fail to satisfy these obligations, the Issuers may be required to pay additional interest to holders of the Notes under certain circumstances.

A copy of the Registration Rights Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement. The foregoing description of each Indenture is qualified in its entirety by reference to the Indentures filed by the Issuers on Form 8-K on September 6, 2019 and December 12, 2019, respectively.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Please see the information set forth in Item 1.01 above, which is incorporated by reference into this Item 2.03.

ITEM 8.01 OTHER ITEMS

On January 9, 2020, Icahn Enterprises issued a press release announcing the closing of the offering of the Notes. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated January 9, 2020, among Icahn Enterprises L.P., Icahn Enterprises Finance Corp., Icahn Enterprises Holdings L.P. and Jefferies LLC.

99.1	Press Release dated January 9, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

		By:	/s/ Peter Reck
Date: January 9, 2020			Peter Reck Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

		By:	/s/ Peter Reck
Date: January 9, 2020			Peter Reck Chief Accounting Officer

[Signature Page to Closing Form 8-K]